Exhibit 10.4(B)

YAHOO! INC.

1996 DIRECTORS’ STOCK PLAN

NOTICE OF STOCK OPTION GRANT

[                    ]

c/o Yahoo! Inc.

701 First Avenue

Sunnyvale, CA 94089

You have been granted an option to purchase Common Stock of Yahoo! Inc. (the “Company”) as follows:

Date of Grant:	[ ]

Exercise Price per Share:	[$ ]

Total Number of Shares Granted:	[ ]

Expiration Date:	[ ]

Vesting Schedule:	This Option shall be fully vested and exercisable as of the Date of Grant.

Post-Termination Exercise Period:	This Option may be exercised for one year after termination of your Continuous Status as a Director for any reason, but in no event later than the Expiration Date as provided above.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 1996 Directors’ Stock Plan and the Director Nonstatutory Stock Option Agreement, both of which are attached and made a part of this document.

OPTIONEE:	YAHOO! INC.

By:
Signature

Title:

Print Name

YAHOO! INC.

DIRECTOR NONSTATUTORY STOCK OPTION AGREEMENT

1. Grant of Option. The Company hereby grants to the Optionee named in the Notice of Stock Option Grant attached as Part I of this Agreement (the “Optionee”), an option (the “Option”) to purchase a number of Shares, as set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the “Exercise Price”), subject to the terms and conditions of the 1996 Directors’ Stock Plan, as amended (the “Plan”), which is incorporated herein by reference. (Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Plan.) In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Director Nonstatutory Stock Option Agreement (this “Agreement”), the terms and conditions of the Plan shall prevail.

2. Exercise of Option.

(a) Right to Exercise; No Fractional Shares. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and the applicable provisions of the Plan and this Agreement. In the event of the Optionee’s death, disability or other termination of the Optionee’s Continuous Service as a Director, the exercisability of the Option is governed by the applicable provisions of the Plan and this Agreement. Fractional share interests shall be disregarded, but may be cumulated.

(b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a) cash;

(b) check;

(c) delivery of a properly executed Exercise Notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price; provided that the Board may from time to time limit the availability of any non-cash payment alternative; or

(d) surrender of other Shares which (a) in the case of shares initially acquired from the Company (upon exercise of a stock option or otherwise), have been owned by the Optionee for such period (if any) as may be required to avoid a charge to the Company’s earnings, and (b) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or pursuant to a domestic relations order (as defined by the Code or the rules thereunder) and may be exercised during the lifetime of the Optionee only by the Optionee or a transferee permitted by Section 12 of the Plan. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

5. Term of Option; Corporate Transaction. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Agreement. Notwithstanding any other provision herein, in the event of a Corporate Transaction, this Option shall become fully vested and may be subject to early termination as provided in Section 13(b) of the Plan.

6. Tax Consequences. Set forth below is a brief summary of certain federal and California tax consequences relating to this Option under the law in effect as of the date of grant. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a) Exercising the Option. Since this Option does not qualify as an incentive stock option under Section 422 of the Code, the Optionee may incur ordinary federal and California income tax liability upon exercise. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price.

(b) Disposition of Shares. If the Optionee holds the Exercised Shares for more than one year, gain realized on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes.

By your signature and the signature of the Company’s representative on the Notice of Stock Option Grant attached as Part I of this Agreement, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Agreement. You acknowledge and agree that you have reviewed the Plan and this Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understand all provisions of the Plan and this Agreement. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to the Plan and this Agreement.

CONSENT OF SPOUSE

The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Agreement. In consideration of the Company’s granting his or her spouse the right to purchase Shares as set forth in the Plan and this Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned’s spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Agreement.

Spouse of Optionee

EXHIBIT A

NOTICE OF EXERCISE

To:	Yahoo! Inc.

Attn:	Stock Plan Services

Subject:	Notice of Intention to Exercise Stock Option

This is official notice that the undersigned (“Optionee”) intends to exercise Optionee’s option to purchase                      shares of Yahoo! Inc. Common Stock, under and pursuant to the Company’s 1996 Directors’ Stock Plan and the Director Nonstatutory Stock Option Agreement dated                     , as follows:

Grant Number:

Date of Purchase:

Number of Shares:

Purchase Price:

Method of Payment of Purchase Price:

Social Security No.:

The shares should be issued as follows:

Name:

Address:

Signed:

Date: